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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) SEPTEMBER 20, 2006

                             ----------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



          DELAWARE                        1-5794                 38-1794485
          --------                        ------                 ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


        21001 VAN BORN ROAD, TAYLOR, MICHIGAN                       48180
        -------------------------------------                       -----
       (Address of Principal Executive Offices)                   (Zip Code)



                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code




 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)


     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE

         Attached as Exhibit 99 and incorporated herein by reference is a copy of a press release dated September 20, 2006 and certain other information reporting Masco Corporation's lower than anticipated earnings for 2006 as a result, in part, of the accelerated decline in housing starts, and advising that Masco Corporation will hold an investor conference call and webcast to discuss the release.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         99 Press Release of Masco Corporation dated September 20, 2006 and certain other information.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MASCO CORPORATION



                                           By:    /S/ Timothy Wadhams
                                                --------------------------------
                                           Name:   Timothy Wadhams
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer



September 20, 2006


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                                  EXHIBIT INDEX


         99 Press Release of Masco Corporation dated September 20, 2006 and certain other information.